                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 6, 1999 (June 30, 1999)


                                   ITEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                1-10668                                41-1667001
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


                          2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 285-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.       OTHER EVENTS.

              William P. Reid, the current President and Chief Operating Officer of ITEQ, Inc., a Delaware corporation (the "Company"), was given the additional title of Acting Chief Executive Officer of the Company. Mark E. Johnson, the former Chief Executive Officer, will continue as Chairman of the Board of Directors of the Company.

              A copy of the press release issued by the Company relating to the foregoing matters is attached as an exhibit to this Current Report on Form 8-K.

         (c)  Exhibits.


               EXHIBIT NO.                          EXHIBIT
               -----------                          -------
                  99.1               Press Release issued by the Company on
                                     July 2, 1999.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


              DATED this 6th day of July, 1999.


                                          ITEQ, INC.


                                          By: /s/ Lawrance W. McAfee
                                              -------------------------------
                                              Lawrance W. McAfee
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary


                                        2